UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report March 14, 2007

(Date of earliest event reported) (March 9, 2007)

PETRO STOPPING CENTERS, L.P.

Exact Name of Registrant as Specified in its Charter

Delaware	1-13018	74-2628339
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

6080 Surety Dr. El Paso, Texas	79905
Address of Principal Executive Offices	Zip Code

(915) 779-4711

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 9, 2007, Petro Stopping Centers, L.P. (the “Company”) entered into a Property Lease Agreement, a Services Agreement, a Contract for On-Site Repairs and/or Service, a Management Agreement, and a Fuel Supply Agreement (collectively referred to as the “Agreements”) by and between the Company and Petro Truckstops, Inc., a Delaware corporation (“PTI”). Pursuant to the Property Lease Agreement, PTI will lease from the Company the real property and improvements at the Petro Truck Stop in Egan, Louisiana for a monthly lease payment of $29,167.00. The term of the lease is one year with automatic renewal unless prior notice of termination is provided. Pursuant to the Services Agreement, the Company will provide services related to the retail sale of beer in exchange for 10% of the monthly gross receipts from the sale of beer at the truck stop. Pursuant to the Contract for On-Site Repairs and/or Service, the Company will provide on-site repair services for eighteen-wheel tractor-trailer motor vehicles. Pursuant to the Management Agreement, the Company will operate and maintain the Egan, Louisiana facility in exchange for an annual management fee of $200,000. The term of the Management Agreement is one year with automatic renewal unless prior notice of termination is provided. Pursuant to the Fuel Supply Agreement, the Company agrees to supply diesel fuel to PTI. Copies of the Agreements are furnished as Exhibits 10.46, 10.47, 10.48, 10.49, and 10.50 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of business acquired:

Not applicable.

(b)	Pro-forma financial information:

Not applicable.

(c)	Exhibits:

10.46	Property Lease Agreement, dated March 9, 2007, between Petro Stopping Centers, L.P. and Petro Truckstops, Inc.

10.47	Services Agreement, dated March 9, 2007, by and between Petro Stopping Centers, L.P. and Petro Truckstops, Inc.

10.48	Contract for On-Site Repairs and/or Service, dated March 9, 2007, by and between Petro Truckstops, Inc. and Petro Stopping Centers, L.P.

10.49	Management Agreement, dated March 9, 2007, by and between Petro Truckstops, Inc. and Petro Stopping Centers, L.P.

10.50	Fuel Supply Agreement, dated March 9th, 2007, by and among Petro Truckstops, Inc. and Petro Stopping Centers, L.P.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PETRO STOPPING CENTERS, L.P.
(Registrant)

Date: March 14, 2007	By:	/s/ Edward Escudero
Edward Escudero
Chief Financial Officer and Secretary
(On behalf of the Registrant and as Registrant’s
Principal Financial Officer and Chief Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.46*	Property Lease Agreement, dated March 9, 2007, between Petro Stopping Centers, L.P. and Petro Truckstops, Inc.

10.47*	Services Agreement, dated March 9, 2007, by and between Petro Stopping Centers, L.P. and Petro Truckstops, Inc.

10.48*	Contract for On-Site Repairs and/or Service, dated March 9, 2007, by and between Petro Truckstops, Inc., and Petro Stopping Centers, L.P.

10.49*	Management Agreement, dated March 9, 2007, by and between Petro Truckstops, Inc., and Petro Stopping Centers, L.P.

10.50*	Fuel Supply Agreement, dated March 9, 2007, by and among Petro Truckstops, Inc., and Petro Stopping Centers, L.P.

*	Filed herewith

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